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                                                                 EXHIBIT (17)(E)
                                POWER OF ATTORNEY


        We, the undersigned officers and Trustees of Greater China Growth Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Growth Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

        IN WITNESS WHEREOF we have hereunto set our hands, in Hamilton, Bermuda, on the dates set opposite our respective signatures.


        Signature                         Title                     Date
        ---------                         -----                     ----

/s/ Robert Lloyd George          President, Principal
--------------------------         Executive Officer
Robert Lloyd George                and Trustee                 February 14, 1997
(executed in Hong Kong)

/s/ James L. O'Connor            Treasurer and Principal
--------------------------         Financial and
James L. O'Connor                  Accounting Officer          February 14, 1997

/s/ Edward K. Y. Chen            Trustee                       February 14, 1997
--------------------------
Edward K.Y. Chen

/s/ Donald R. Dwight             Trustee                       February 14, 1997
--------------------------
Donald R. Dwight

/s/ James B. Hawkes              Trustee                       February 14, 1997
--------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III         Trustee                       February 14, 1997
--------------------------
Samuel L. Hayes, III

/s/ Norton H. Reamer             Trustee                       February 14, 1997
--------------------------
Norton H. Reamer